Exhibit 99.1

Ready Capital Corporation Declares $0.30 Per Share Prorated Dividend pursuant to Anworth Merger Agreement

New York, New York, March 1, 2021 / PRNewswire / – Ready Capital Corporation (NYSE:RC) (“Ready Capital” or the “Company”) announced that its board of directors declared a prorated dividend of $0.30 per share of common stock and operating partnership unit (the “Prorated Dividend”). The Prorated Dividend is payable on March 18, 2021 to common stockholders and operating partnership unitholders of record as of the close of business on March 15, 2021. The Prorated Dividend was declared by the board of directors in accordance with the Agreement and Plan of Merger, dated as of December 6, 2020 (the “Merger Agreement”), by and among Ready Capital, RC Merger Subsidiary, LLC and Anworth Mortgage Asset Corporation (“Anworth”) relating to the previously announced merger of Ready Capital and Anworth. Pursuant to the terms of the Merger Agreement, the Prorated Dividend was calculated by multiplying Ready Capital’s fourth quarter dividend of $0.35 per share of common stock and operating partnership unit by the number of days elapsed since December 31, 2020 through March 18, 2021 (the day prior to the expected closing date of the merger), and divided by the number of days in the first quarter. The board of directors of Ready Capital may consider declaring an additional first quarter dividend to cover the period from March 19, 2021 through March 31, 2021 or to distribute amounts in excess of what is contractually required under the Merger Agreement.

Additional Information About the Proposed Merger

In connection with the proposed transaction contemplated by the Merger Agreement, pursuant to which, subject to the terms and conditions therein, Anworth will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such, transaction, the “Merger”), Ready Capital has filed with the SEC a registration statement on Form S-4 (File No. 333-251863), which was declared effective by the SEC on February 9, 2021. The registration statement includes a prospectus of Ready Capital and a joint proxy statement of Anworth and Ready Capital. Anworth and Ready Capital also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF READY CAPITAL AND ANWORTH ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, ANWORTH, THE PROPOSED MERGER, AND RELATED MATTERS. Stockholders of Ready Capital and Anworth may obtain free copies of the registration statement, the joint proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Ready Capital or Anworth at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Ready Capital will be made available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com. Copies of documents filed with the SEC by Anworth are will be made available free of charge on Anworth’s website at http://www.anworth.com, or by directing a request to its Investor Relations, Attention: John T. Hillman at (310) 255-4438; email: jhillman@anworth.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in Solicitation Relating to the Merger

Ready Capital, its directors and executive officers, and certain other affiliates of Ready Capital may be deemed to be “participants” in the solicitation of proxies from the stockholders of Ready Capital in connection with the proposed Merger. Information regarding Ready Capital, its directors and executive officers and their respective ownership of common stock of Ready Capital, and the respective interests of such participants in the Merger can be found in the joint proxy statement/prospectus for Ready Capital’s special meeting of stockholders, filed by Ready Capital with the SEC on February 9, 2021. A free copy of the joint proxy statement/prospectus may be obtained from the sources described above.

Anworth and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Ready Capital in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the joint proxy statement/prospectus for the proposed Merger.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

About Anworth Mortgage Asset Corporation

Anworth Mortgage Asset Corporation (NYSE: ANH) is an externally-managed mortgage real estate investment trust (“REIT”). Anworth invests primarily in mortgage-backed securities that are either rated “investment grade” or are guaranteed by federally sponsored enterprises, such as Fannie Mae or Freddie Mac. Anworth seeks to generate income for distribution to its shareholders primarily based on the difference between the yield on its mortgage assets and the cost of its borrowings. Anworth is managed by Anworth Management LLC (the “Manager”), pursuant to a management agreement. The Manager is subject to the supervision and direction of Anworth’s Board and is responsible for (i) the selection, purchase, and sale of Anworth’s investment portfolio; (ii) Anworth’s financing and hedging activities; and (iii) providing Anworth with portfolio management, administrative, and other services relating to its assets and operations as may be appropriate. Anworth Mortgage Asset Corporation is a component of the Russell 2000® Index.

Safe Harbor Statement

This press release includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of Ready Capital and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Ready Capital cannot give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the board of directors of Ready Capital will not declare an additional first quarter dividend to cover the period from March 19, 2021 to March 31, 2021 or to distribute amounts in excess of what is contractually required under the Merger Agreement; the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Ready Capital may not approve the issuance of Ready Capital common stock in connection with the Merger; the possibility that stockholders of Anworth may not approve the Merger Agreement; the outcome the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of Ready Capital; the risk that the Merger could have an adverse effect on the operating results and business of Ready Capital generally; the outcome of any legal proceedings relating to the Merger; the ability to retain key personnel; the impact of the COVID-19 pandemic on the business and operations, financial condition, results of operations, and liquidity and capital resources of Ready Capital; conditions in the market for mortgage-related investments; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; market conditions; general economic conditions; and legislative and regulatory changes that could adversely affect the business of Ready Capital. All such factors are difficult to predict, including those risks set forth in Ready Capital’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Ready Capital’s website at http://www.readycapital.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Ready Capital undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com